Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3777%



        Excess Protection Level
          3 Month Average   5.30%
            November, 1998   5.67%
            October, 1998   5.92%
            September, 1998   4.33%


        Cash Yield                                  17.96%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.34%


        Over 35 Day Delinquency                      5.37%


        Seller's Interest                            9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,787,462,952.91